Series 2017 Secured Convertible Note - Related Party	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
SERIES 2017 SECURED CONVERTIBLE NOTE - RELATED PARTY
8.	SERIES 2017 SECURED CONVERTIBLE NOTE – RELATED PARTY

On August 3, 2017, the Company issued a Secured Convertible Promissory Note Series 2017 due August 2, 2018 in the aggregate principal amount of $2,000,000 (the "Series 2017 Convertible Note") in a private placement to Frost Nevada Investments Trust ("Frost Nevada"). On September 26, 2018, the Company and Frost Nevada agreed to extend the maturity date of the promissory note to August 2, 2019. The Company evaluated the modification under ASC 470-50 and determined that it did not qualify as an extinguishment of debt. Frost Nevada is a trust that is controlled by Dr. Frost, a substantial shareholder of the Company. The note evidences a revolving line of credit with advances that may be requested by the Company until the maturity date of August 2, 2019 so long as no event of default exists under the loan. The Company may request advances of principal under this note equal to and at the same time as it requests advances, if any, pursuant to the CNB Note. The note bears interest at a variable rate equal to 0.250 percentage points over the Wall Street Journal Prime Rate. The Company may prepay the notes at any time without penalty. If the Company does not prepay the note in full or the holder does not convert the note before the maturity date, the Company may pay the outstanding principal amount and any accrued and unpaid interest on the maturity date with cash or with common stock or through a combination of cash and stock at Frost Nevada's discretion. The conversion price under the note is $1.00 per share subject to proportional adjustment in the event of stock splits, stock dividends and similar corporate events. The Series 2017 Convertible Note is secured by a security interest in all the Company's assets. This security interest is subordinate to the security interest of CNB discussed in Footnote #7 above.

During 2018, the Company borrowed an additional $1,000,000 on the Series 2017 Convertible Note bringing the total amount of principal to $2,000,000. On December 21, 2018, the Company entered into an amendment (the "December 2018 Convertible Note Amendments") with Frost Nevada to reduce the conversion price under such notes to $0.50 per share in exchange for Frost Nevada's agreement to convert the principal amount and accrued interest under such notes concurrently with the execution of the amendment. The Company evaluated the modification of the conversion price under ASC 470-50 and determined that it qualified as an extinguishment of debt. The gain or loss on extinguishment is calculated using the fair value of stock issued, minus the principal and accrued interest of the convertible notes. Since the result was a gain and the debt was associated with related parties, the gain was recorded as Paid in Capital. The Company issued 4,030,740 shares of common stock to Frost Nevada in full settlement of the $2,000,000 principal balance and $15,370 accrued interest.

The Company analyzed the conversion option in the notes for derivative accounting treatment under ASC Topic 815, "Derivatives and Hedging," and determined that the instrument does not qualify for derivative accounting.

The Company therefore performed an analysis to determine if the conversion option was subject to a beneficial conversion feature and determined that the instrument does not have a beneficial conversion feature.